SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                   May 1, 2000

                    ----------------------------------------


                            THERMO ECOTEK CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                             1-13572                          04-3072335
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                     File Number)          Identification Number)
incorporation or
organization)


245 Winter Street
Waltham, Massachusetts                                                    02451
(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Ecotek Corporation's Annual Report on Form 10-K, as amended, for the fiscal year ended October 2, 1999. These include risks and uncertainties relating to: transition of business focus, the Registrant's acquisition strategy, government regulation and approvals, project development and operations, access to capital, community support, the impact of competition, increased fuel prices and reduced availability of fuel, international operations, the biopesticides business, and dependence on utility customers.

Item 5.     Other Events

      On May 1, 2000, the Registrant issued a press release,  attached hereto as
Exhibit 99, regarding its financial results for the quarter ended April 1, 2000.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits

            99 Press Release dated May 1, 2000.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 2nd day of May, 2000.



                                        THERMO ECOTEK CORPORATION


                                        By:  /s/ Theo Melas-Kyriazi
                                             -----------------------------
                                             Theo Melas-Kyriazi
                                             Chief Financial Officer

                                                                      Exhibit 99
Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                Thermo Ecotek Announces Second Quarter Results

WALTHAM, Mass., May 1, 2000 - Thermo Ecotek Corporation (ASE-TCK), a Thermo Electron company, today reported revenues of $25.9 million for the quarter ended April 1, 2000, compared with $41.0 million for the same period in fiscal 1999. Income from continuing operations, which excludes the results of the company's biopesticides segment because of plans to sell this business, was $1.1 million, or $.03 per diluted share, versus $1.9 million, or $.05 per diluted share, last year. The decrease in revenues was primarily due to the expiration or termination of fixed price power-sales agreements at the company's California plants.


Consolidated Statement of Operations
(unaudited)


                                                  Three Months Ended                  Six Months Ended
(In thousands except per share amounts)      April 1, 2000    April 3, 1999     April 1, 2000     April 3, 1999

Revenues                                        $ 25,949         $ 41,036          $ 64,559          $ 81,411
                                                --------         --------          --------          --------
Costs and Operating Expenses:
 Cost of revenues                                 20,311           33,077            50,412            63,576
 Selling, general, and administrative
  expenses                                         3,616            4,223             7,433             8,387
 Restructuring costs and other unusual
  income, net                                       (312)                -             (312)                -
                                                --------         ---------         --------          --------
                                                  23,615           37,300            57,533            71,963
                                                --------         ---------         --------          --------

Operating Income                                   2,334            3,736             7,026             9,448
Interest Income                                      687              827             1,544             1,590
Interest Expense                                    (801)          (1,504)           (2,174)           (3,395)
                                                --------         ---------         --------          --------

Income from Continuing Operations Before
 Income Taxes and Minority Interest                2,220            3,059             6,396             7,643
Provision for Income Taxes                           818              845             2,536             2,348
Minority Interest Expense                            320              343               358               357
                                                --------         ---------         --------          --------

Income from Continuing Operations                  1,082            1,871             3,502             4,938
Loss from Discontinued Operations (net
 of income tax benefit and minority interest
 of $143, $605, and $726)                              -            (117)             (495)              (674)
Provision for Loss on Disposal of
 Discontinued Operations (net of
 income tax benefit of $2,700)                         -                -           (12,600)                -
                                                --------         ---------         --------          --------
Net Income (Loss)                               $  1,082         $  1,754          $ (9,593)         $  4,264
                                                ========         =========         ========          ========

Basic and Diluted Earnings per Share
 from Continuing Operations                     $    .03         $    .05          $    .10          $    .14
                                                ========         =========         ========          ========
Basic and Diluted Earnings (Loss) per
 Share                                          $    .03         $    .05          $   (.27)         $    .12
                                                ========         =========         ========          ========
Weighted Average Shares:

  Basic                                           35,976           35,944            35,974            35,935
                                                ========         =========         ========          ========
  Diluted                                         36,167           36,194            36,167            36,220
                                                ========         =========         ========          ========

Note: The results of the company's biopesticides segment, which consists of its Thermo Trilogy Corporation subsidiary, have been classified as "discontinued operations" as a result of the decision to sell this business. Prior-period amounts have been restated to reflect this accounting treatment.

      Thermo Ecotek Corporation is involved in the repowering of electric plants, natural gas gathering, and biopesticide production. Thermo Ecotek Corporation is a public subsidiary of Thermo Electron Corporation. More information is available on the Internet at http://www.thermo.com/subsid/tck1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K, as amended, for the fiscal year ended October 2, 1999. These include risks and uncertainties relating to: transition of business focus, the company's acquisition strategy, government regulation and approvals, project development and operations, access to capital, community support, competition, increased fuel prices and reduced availability of fuel, international operations, the biopesticides business, and dependence on utility customers.






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